UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 26, 2009
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50767 (Commission File Number)	04-3523569 (IRS Employer Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC (Address of Principal Executive Offices)	27518 (Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-10.2 Amendment to Stockholders Agreement
Ex-10.4 Amendment to Amended and Restated Executive Employment Agreement - David Price

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Stockholders Agreement
On June 26, 2009, Cornerstone Therapeutics Inc. (the “Company”), Chiesi Farmaceutici SpA, Craig A. Collard, the Company’s President and Chief Executive Officer, Steven M. Lutz, the Company’s Executive Vice President, Manufacturing and Trade, Cornerstone Biopharma Holdings, Ltd., Carolina Pharmaceuticals Ltd. and Lutz Family Limited Partnership executed an Amendment to Stockholders Agreement (the “Amendment to Stockholders Agreement”) relating to the Stockholders Agreement, dated as of May 6, 2009, by and among the Company, Chiesi Farmaceutici SpA, Craig A. Collard, Steven M. Lutz, Cornerstone Biopharma Holdings, Ltd., Carolina Pharmaceuticals Ltd. and Lutz Family Limited Partnership (the “Stockholders Agreement”).
The Amendment to Stockholders Agreement provides that Annex A to the Stockholders Agreement is replaced by Annex A of the Amendment to Stockholders Agreement.
The foregoing description is qualified in its entirety by reference to the full text of the Stockholders Agreement and the Amendment to Stockholders Agreement, which are filed with this Form 8-K as Exhibits 10.1 and 10.2, respectively.
Amendment No. 1 to Amended and Restated Executive Employment Agreement
On June 26, 2009, the Company and David Price, the Company’s Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary, executed an Amendment No. 1 to Amended and Restated Executive Employment Agreement (the “Amendment to Amended and Restated Executive Employment Agreement”) relating to the Amended and Restated Executive Employment Agreement, dated as of May 6, 2009, by and between the Company and David Price (the “Amended and Restated Executive Employment Agreement”).
The Amendment to Amended and Restated Executive Employment Agreement provides that Appendix B to the Amended and Restated Executive Employment Agreement is replaced by Appendix B of the Amendment to Amended and Restated Executive Employment Agreement and will become effective on the Closing Date (as such term is defined in the Stock Purchase Agreement, dated as of May 6, 2009, by and between the Company and Chiesi Farmaceutici SpA).
The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Executive Employment Agreement and the Amendment to Amended and Restated Executive Employment Agreement, which are filed with this Form 8-K as Exhibits 10.3 and 10.4, respectively.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements with David Price
The description of the Amendment to Amended and Restated Executive Employment Agreement contained in Item 1.01 above is incorporated into this Item 5.02 by reference. Such description is qualified in its entirety by reference to the full text of the Amendment to Amended and Restated Executive Employment Agreement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1 Stockholders Agreement, dated as of May 6, 2009, by and among Cornerstone Therapeutics Inc., Chiesi Farmaceutici SpA, Craig A. Collard, Steven M. Lutz, Cornerstone Biopharma Holdings, Ltd., Carolina Pharmaceuticals Ltd. and Lutz Family Limited Partnership (incorporated by reference to Exhibit 10.4 of the Form 8-K filed by the Company on May 12, 2009).
10.2 Amendment to Stockholders Agreement, dated as of June 26, 2009, by and among Cornerstone Therapeutics Inc., Chiesi Farmaceutici SpA, Craig A. Collard, Steven M. Lutz, Cornerstone Biopharma Holdings, Ltd. Carolina Pharmaceuticals Ltd. and Lutz Family Limited Partnership.
10.3 Amended and Restated Executive Employment Agreement, dated as of May 6, 2009, by and between Cornerstone Therapeutics Inc. and David Price (incorporated by reference to Exhibit 10.11 of the Form 8-K filed by the Company on May 12, 2009).
10.4 Amendment No. 1 to Amended and Restated Executive Employment Agreement, dated as of June 26, 2009, by and between Cornerstone Therapeutics Inc. and David Price.
Important Information
The Company has filed a proxy statement and other documents regarding the transaction with Chiesi Farmaceutici SpA with the SEC. Security holders are urged to read the proxy statement carefully when it becomes available, because it will contain important information about the Company and the transaction with Chiesi Farmaceutici SpA. A definitive proxy statement will be sent to stockholders of the Company seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company’s website at www.crtx.com. The definitive proxy statement (when available) and other relevant documents may also be obtained free of cost by directing a request to the Cornerstone Therapeutics Inc., 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518, attention: Chief Financial Officer.
Participants in Solicitation
The Company and its directors, members of management and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the transaction with Chiesi Farmaceutici SpA. Information about the Company and its directors and executive officers can be found in the Company’s proxy statement and Annual Report on Form 10-K for the year ended December 31, 2008 previously filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement relating to the transaction with Chiesi Farmaceutici SpA when it becomes available.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Dated: June 29, 2009	By:	/s/ David Price
David Price
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

Exhibit 10.2	Amendment to Stockholders Agreement, dated as of June 26, 2009, by and among Cornerstone Therapeutics Inc., Chiesi Farmaceutici SpA, Craig A. Collard, Steven M. Lutz, Cornerstone Biopharma Holdings, Ltd., Carolina Pharmaceuticals Ltd. and Lutz Family Limited Partnership.

Exhibit 10.4	Amendment No. 1 to Amended and Restated Executive Employment Agreement, dated as of June 26, 2009, by and between Cornerstone Therapeutics Inc. and David Price.